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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 15, 1997
                                                  -------------


                      YAMAHA MOTOR RECEIVABLES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)
                  (ORIGINATOR OF THE YAMAHA MOTOR MASTER TRUST)


          DELAWARE                 33-72806, 33-94784                 33-0592719
          --------                 ------------------                 ----------
(STATE OR OTHER JURISDICTION        (COMMISSION FILE            (I.R.S. EMPLOYER
     OF INCORPORATION)                  NUMBERS)             IDENTIFICATION NO.)


                               6555 KATELLA AVENUE
                               CYPRESS, CA  90630
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (714) 761-7500




                                   Page 1 of 4
                         Exhibit Index appears on Page 4

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Item 5. OTHER EVENTS

               Pursuant to that certain Master Pooling and Servicing Agreement, dated as of April 1, 1994, between Yamaha Motor Receivables Corporation, as transferor, Yamaha Motor Corporation, U.S.A. as servicer (in such capacity, the " Servicer"), and The Fuji Bank and Trust Company, as trustee, as amended, supplemented or otherwise modified and in effect from time to time, the Servicer prepared a Monthly Servicer's Certificate with respect to the June 15, 1997 Distribution Date for the Collection Period ending May 31, 1997. A copy of such Monthly Servicer's Certificate is attached hereto as Exhibit 5.1.


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                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                      YAMAHA MOTOR RECEIVABLES CORPORATION
                                  (Registrant)


Dated:  June 15, 1997                             By:  HIROSHI TANAKA
        -------------                                  --------------
                                                  Name:  Hiroshi Tanaka
                                                  Title: Secretary and Treasurer


                                        3

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                                INDEX TO EXHIBITS



 EXHIBIT                                                            METHOD OF
 NUMBER                              EXHIBIT                         FILING
---------                            -------                        ---------

  5.1                    Monthly Servicer's Certificate           Filed Herewith
                         with respect to the June 15, 1997
                         Distribution Date for the
                         Collection Period ending May 31, 1997.


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